EXHIBIT 10.2

THIRD AMENDMENT AND LIMITED WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of November 6, 2009, among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”), the undersigned Guarantor (the “Guarantor”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”, and in its individual capacity “Wells Fargo”).

WITNESSETH:

WHEREAS, Borrower, the Guarantor, Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 2009, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 6, 2009 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”), whereby Administrative Agent and the Lenders agreed to make available to Borrower a credit facility upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, Borrower and Guarantor have asked Administrative Agent and the Lenders to amend and/or waive certain provisions of the Credit Agreement to reflect certain changes therein; and

WHEREAS, Administrative Agent and the Lenders have agreed to amend and/or waive certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.    Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2.    Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)         Section 9.01 of the Credit Agreement is hereby amended by inserting clause (l) to read as follows:

“(l)      unsecured subordinated notes issued by the Borrower to Oaktree Capital Management, LLC or one or more of its Affiliates in aggregate principal amount not exceeding the sum of $2,000,000 plus the amount of any interest capitalized thereon, which notes (i) are made in connection with that certain unsecured Promissory Note dated as of November 5, 2009, from the Borrower in favor of Wells Fargo Bank, National Association (ii) are expressly subordinated to the prior payment in full in cash of the Obligations herein and as such term is defined in the Second Lien Loan Agreement, on terms and conditions no less favorable to the Lenders than those customarily found in senior subordinated notes issued under Rule 144A of the Securities Act or in a public offering, as reasonably determined by the Agent, (iii) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 180 days after the later of: (a) the Revolving Credit Termination Date, and (b) the Term Loan Maturity Date (as defined in the Second Lien Loan Agreement), (iv) the covenants, events of default, Guarantor guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive on the Borrower and the Guarantors than those in this Agreement and (v) do not obligate any Subsidiary that is not also a Guarantor.”

SECTION 3.    Limited Waiver. Subject to the conditions precedent set forth in Section 4 hereof, Administrative Agent and the Lenders hereby agree as follows:

(a)         Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default resulting from Borrower’s failure to comply with Section 9.13 of the Credit Agreement as of September 30, 2009.

(b)       Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default resulting from Borrower’s failure to comply with Section 9.14 of the Credit Agreement as of September 30, 2009.

(c)        Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default under Section 10.1(p) of the Credit Agreement arising out of Borrower’s non-compliance, if any, with the requirements of Section 6.13 of the Second Lien Loan Agreement with respect to the fiscal quarter ended September 30, 2009, to the extent that and for so long as Borrower’s non-compliance with Section 6.13 of the Second Lien Loan Agreement with respect to such fiscal quarter and any “Defaults” or “Events of Default” arising under Section 7.01(p) of the Second Lien Credit Agreement have been waived by the “Required Lenders”, as such term is defined in the Second Lien Loan Agreement, under that certain Amendment No. 3 and Waiver to Second Lien Credit Agreement by and among Borrower, Guarantor and the lenders party thereto (the “Second Lien Waiver”).

SECTION 4.   Borrowing Base Redeterminations. Administrative Agent and the Lenders agree that the Borrowing Base on November 6, 2009 shall be One Hundred Forty Million dollars ($140,000,000). Pursuant to Section 2.08(d)(ii) of the Credit Agreement, Administrative Agent hereby requests that Borrower furnish a Reserve Report on December 1, 2009, and notifies Borrower that there shall be a redetermination of the Borrowing Base on January 1, 2010. Borrower acknowledges that notwithstanding anything to the contrary in the Credit Agreement, Administrative Agent may initiate one additional unscheduled redetermination in accordance with Section 2.08(d)(ii) of the Credit Agreement between January 1, 2010 and May 1, 2010.

SECTION 5.    Conditions of Effectiveness. The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)        Borrower and Guarantor shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment;

(b)       Borrower shall have paid to Administrative Agent, for the benefit of the Lenders, an amendment fee equal to $350,000;

(c)        Borrower shall have delivered to Administrative Agent satisfactory evidence that Borrower has executed and delivered to Wells Fargo that certain unsecured Promissory Note dated as of November 6, 2009 with a maturity date of January 15, 2010, from Borrower in favor of Wells Fargo (the “Bridge Loan”) in the amount of Ten Million Dollars ($10,000,000.00);

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(d)       Borrower shall have used all proceeds of the Bridge Loan to make voluntary prepayments as set forth in Section 2.07(a) of the Credit Agreement;

(e)         Concurrently with the effectiveness of this Amendment the “Required Lenders”, as such term is defined in the Second Lien Loan Agreement, shall have executed the Second Lien Waiver, waiving any default or event of default existing under such agreement as a result of the failure of the Borrower to comply with the sections of such agreement referenced in Section 3(c) above;

(f)	no Deficiency shall exist under Section 2.07(b)(ii) of the Credit Agreement;

(g)	no Material Adverse Effect shall have occurred; and

(h)	no Default or Event of Default shall have occurred.

SECTION 6.    Representations and Warranties. Borrower and Guarantor each represents and warrants to Administrative Agent and the Lenders, with full knowledge that Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)        It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)       The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)        This Amendment does not and will not violate any provisions of any of the Organization Documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Credit Agreement and this Amendment.

(d)       Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person (other than Majority Lenders), including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e)	As of the date of this Amendment, it is Solvent.

(f)        After giving effect to this Amendment and the Second Lien Waiver, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g)       Borrower and Guarantor have granted liens and security interests under the Mortgages covering substantially all of the value of the Oil and Gas Properties included in the most recently delivered Reserve Report.

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(h)       Except to the extent expressly set forth herein as the contrary, nothing in this Section 6 is intended to amend any of the representations or warranties contained in the Agreement or the Loan Documents to which Borrower is a party.

SECTION 7.	Reference to and Effect on the Agreement.

(a)        Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 8.    Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees, and agree to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 9.    Extent of Amendment. Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that:

(a)       except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

(b)       each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; and

(c)	the Collateral is unimpaired by this Amendment.

SECTION 10.  Grant and Affirmation of Security Interest. Borrower and Guarantor each hereby confirms and agrees that:

(a)       except as otherwise expressly set forth herein any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent or Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations; and

(b)       the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 11.   Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower and Guarantor each represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or Guarantor to Administrative Agent or Lenders.

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SECTION 12.   Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 13.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 14.   Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 15.   NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER, GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 16.  No Waiver. Except as set forth herein, Borrower and Guarantor each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and Lenders, and any Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

CRIMSON EXPLORATION INC.,

a Delaware corporation

By:	/s/ E. Joseph Grady

E. Joseph Grady

Senior Vice President and
Chief Financial Officer

GUARANTOR:

CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Shiloh Davila
Name: Shiloh Davila

Title: Assistant Vice President

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc

By: /s/ James Welch
Name: James Welch

Title: Senior Vice President

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

FORTIS CAPITAL CORP.

By: /s/ Michaela Braun

Name: Michaela Braun

Title: Vice President

By: /s/ Stephen R. Staples

Name: Stephen R. Staples

Title: Director

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

TORONTO DOMINION (TEXAS) LLC

By: /s/ Bebi Yasin

Name: Bebi Yasin

Title: Authorized Signatory

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF TEXAS, NA

By: /s/ Trudy W. Nelson

Name: Trudy W. Nelson

Title: Senior Vice President

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

UNION BANK OF CALIFORNIA, N.A.

By: /s/ M. Duncan McDuffie

Name: M. Duncan McDuffie

Title: Vice President

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF SCOTLAND PLC

By: /s/ Julia R. Franklin

Name: Julia R. Franklin

Title: Assistant Vice President

Signature Page to Third Amendment and Limited Waiver to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)